Exhibit 10.3
EXECUTION
FIRST AMENDMENT TO
AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT
     THIS FIRST AMENDMENT TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (herein referred to as this “Amendment”) is executed as of August 1, 2011, by POSTROCK ENERGY SERVICES CORPORATION, a Delaware corporation (“PESC”), for itself and as successor by merger to Quest Transmission Company, LLC, a Delaware limited liability company (“QTC”), POSTROCK MIDCONTINENT PRODUCTION, LLC, a Delaware limited liability company (“MidContinent”), and STP NEWCO, INC., an Oklahoma corporation(“STP”; STP, MidContinent and PESC, individually a “Debtor” and collectively the "Debtors”), each of whose address is 210 Park Avenue, Suite 2750, Oklahoma City, Oklahoma 73102, in favor of ROYAL BANK OF CANADA as Collateral Agent (hereafter defined) for the benefit of the Beneficiaries (as defined in the Security Agreement referred to below) (the Collateral Agent, in such capacity, the “Secured Party”) whose address is Royal Bank Plaza, P.O. Box 50, 200 Bay Street, 12th Floor, South Tower, Toronto, Ontario M5J 2W7.
RECITALS
     WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement, dated as of September 21, 2010 (the “Credit Agreement”, among PESC and MidContinent, as borrowers (collectively, the “Borrowers”), the various financial institutions that are, or may from time to time become, parties thereto (individually an “Lender” and collectively the “Lenders”) and Royal Bank of Canada, as administrative agent (in such capacity, the “Administrative Agent”), and collateral agent (in such capacity, the “Collateral Agent”), the Lenders agreed to make Revolving Loans (as defined in the Credit Agreement) for the account of the Borrowers; and
     WHEREAS, to secure, on a first lien basis, loans made by the Lenders to the Borrowers pursuant to the Credit Agreement, and to secure, on a second lien basis, obligations owing pursuant to the Secured Pipeline Loan (as defined in the Credit Agreement), Debtors and QTC entered into that certain Amended and Restated Pledge and Security Agreement dated as of September 21, 2010 in favor of the Secured Party for the benefit of the Beneficiaries (the “Security Agreement”) pursuant to which the Debtors and QTC granted security interests in substantially all of their personal property excluding, in the case of PESC, its limited liability company membership interest in Quest Eastern Resource LLC, a Delaware limited liability company; and
     WHEREAS, effective as of July 13, 2011, Quest Eastern Resource LLC changed it name to PostRock Eastern Production, LLC (“Eastern”); and
     WHEREAS, effective as of July 26, 2011 pursuant to an Agreement and Plan of Merger dated July 14, 2011 between QTC and PESC and the filing of a Certificate of Merger with the Delaware Secretary of State, QTC was merged into PESC with PESC being the surviving corporation; and
     WHEREAS, to permit certain Oil and Gas Properties (as defined in the Credit Agreement) currently owned by MidContinent to be conveyed, subject to an existing first lien in favor of the Secured Party securing the Obligations under the Credit Agreement and subject to the existing second lien
PostRock First
Amendment to Pledge
and Security Agreement

securing the obligations owing pursuant to the Secured Pipeline Loan, to Eastern, Eastern has of even date herewith executed a Guaranty of the Obligations under the Credit Agreement; and
     WHEREAS, because Eastern is now a Guarantor, PESC is required pursuant to Section 6.14 of the Credit Agreement to pledge its limited liability company membership interest in Eastern as Collateral (as defined in the Security Agreement) to secure the Obligations (as defined in the Security Agreement); and
     WHEREAS, the Debtors and Secured Party are entering into this Amendment to amend Part 1 of Annex B-1 to the Security Agreement relating to PESC to reflect the addition of the equity interests of PostRock Eastern Production, LLC, as Pledged Limited Liability Company Interests (as defined in the Security Agreement); and
     WHEREAS, PESC has duly authorized the execution, delivery and performance of this Amendment; and
     WHEREAS, this Amendment is integral to the transactions contemplated by the Loan Documents (as defined in the Credit Agreement).
     ACCORDINGLY, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtors and Secured Party hereby agree as follows:
     1. REFERENCE TO AND EFFECT ON CREDIT AGREEMENT. The terms, conditions, and provisions of the Credit Agreement are incorporated herein by reference, the same as if set forth herein verbatim, which terms, conditions, and provisions shall continue to be in full force and effect hereunder so long as the Lenders are obligated to lend under the Credit Agreement and thereafter until the Obligations (as defined in the Credit Agreement) are paid and performed in full. From and after the date hereof, it is agreed that:
     (i) the term “Collateral” as defined in the Credit Agreement shall no longer exclude the limited liability company membership interest in Eastern;
     (ii) the term “Eastern” as defined in the Credit Agreement shall mean PostRock Eastern Production, LLC, formerly known as Quest Eastern Resource LLC;
     (iii) the term “Excluded Subsidiaries” as defined in the Credit Agreement shall no longer include Eastern or any Subsidiary (as defined in the Credit Agreement) of Eastern; and
     (iv) PESC shall not permit Eastern to grant a Lien upon any of Eastern’s property, assets or revenues except Permitted Liens.
     2. Part 1 of Annex B-1 relating to PESC attached to the Security Agreement is hereby replaced and Part 1 of Annex B-1 relating to PESC attached hereto is substituted therefor.
     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
PostRock First
Amendment to Pledge
and Security Agreement

Remainder of page Intentionally Blank
Signature Page to Follow.
PostRock First
Amendment to Pledge
and Security Agreement

     IN WITNESS WHEREOF, the Debtors and Secured Party have caused this Amendment to be duly executed and delivered by an officer duly authorized as of the date first above written.

DEBTORS:	POSTROCK ENERGY SERVICES CORPORATION, a Delaware corporation, for itself and as successor by merger to Quest Transmission Company, LLC
	By:	/s/ Stephen L. DeGiusti
Stephen L. DeGiusti
Secretary

POSTROCK MIDCONTINENT PRODUCTION, LLC, a Delaware limited liability company
	By:	POSTROCK ENERGY SERVICES
CORPORATION, its sole member

By:	/s/ Stephen L. DeGiusti
Stephen L. DeGiusti
Secretary

STP NEWCO, INC., an Oklahoma corporation
By:	/s/ Stephen L. DeGiusti
	Name:	Stephen L. DeGiusti
	Title:	Secretary and Treasurer

Signature Page 1
PostRock First
Amendment to Pledge
and Security Agreement

SECURED PARTY:	ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent
	By:	/s/ Susan Khokher
		Name:	Susan Khokher
		Title:	Manager, Agency

Signature Page 2
PostRock First
Amendment to Pledge
and Security Agreement

ANNEX B-1 TO SECURITY AGREEMENT

COLLATERAL DESCRIPTIONS
1. POSTROCK ENERGY SERVICES CORPORATION

A.	Collateral Notes and Collateral Note Security: None.

B.	Pledged Shares: None.

C.	Partnership/Limited Liability Company Interests:	100% of the membership interests in PostRock MidContinent Production, LLC

100% of the membership interest in PostRock Eastern Production, LLC, f/k/a Quest Eastern Resource LLC*

*	There is specifically excluded from the pledge pursuant to this Security Agreement the limited liability company membership interest owned by PESC in PostRock KPC Pipeline, LLC.

D.	Partnership/Limited Liability Company Agreement:

For PostRock MidContinent Production, LLC Agreement: Limited Liability Company Agreement of Bluestem Pipeline, LLC, dated December 15, 2003, as amended on September 14, 2010.

For PostRock Eastern Production, LLC: Limited Liability Company Agreement of Quest Eastern Resource LLC, dated July 11, 2008.

E.	Commercial Tort Claims: None.

F.	Deposit Accounts (including name of bank address and account number):

Quest Resource Corporation Operating, Comerica Bank, Dallas, TX, Acct #: 1881237372

Quest Resource Corporation Operating, Bank of Oklahoma, Oklahoma City, OK, Acct #: 814172369

Quest Resource Corporation Disbursement, Comerica Bank, Dallas, TX, Acct #: 1881338378

Quest Resource Corporation Payroll, Comerica Bank, Dallas, TX, Acct #: 1881338428

Quest Cherokee Oilfield Service, LLC Operating, Comerica Bank, Dallas, TX, Acct #: 1881237141
AUS01:619478                                                             Annex B-1 — Page 1
PostRock First
Amendment to Pledge
and Security Agreement